                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement         [ ]  Confidential, for use of the
[X]  Definitive proxy statement               Commission only (as permitted by
[ ]  Definitive additional materials          Rule 14a-6(e)(2))
[ ]  Soliciting material pursuant to Rule 14a-11(C)or Rule 14a-12


                            Summit Bancshares, Inc.
        -----------------------------------------------------------------
                (Name of Registrant as specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person[s] Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5) Total fee paid:

     ---------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

     ---------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     ---------------------------------------------------------------------------
     (2) Form, schedule or registration statement number:

     ---------------------------------------------------------------------------
     (3) Filing party:

     ---------------------------------------------------------------------------
     (4) Date filed:

     ---------------------------------------------------------------------------

                             SUMMIT BANCSHARES, INC.

                               1300 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 16, 2002

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Summit Bancshares, Inc. (the "Corporation") will be held at Fort Worth Botanic Garden at 3220 Botanic Garden Boulevard, Fort Worth, Texas on April 16, 2002 at 3:30 p.m., for the following purposes:

         1. To elect a Board of Directors of the Corporation consisting of eleven (11) persons.

         2. To ratify the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 2002

         3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

         Only those shareholders of record at the close of business on March 11, 2002, are entitled to notice of and to vote at the Annual Meeting of Shareholders or at any adjournment or adjournments thereof.

                                    IMPORTANT
                                    ---------

         Your vote is important regardless of the number of shares you may own. The Corporation's management sincerely desires your presence at the annual meeting. However, so that we may be sure that your vote will be included, please sign and return the enclosed proxy promptly. If you wish to vote using the phone or internet, please follow the instructions on the enclosed proxy. Your proxy may be revoked at any time before it is voted.

                                   By Order of the Board of Directors,



                                   /s/ Philip E. Norwood
                                   Philip E. Norwood, Chairman of the Board,
March 13, 2002                     President and CEO
Fort Worth, Texas

                             SUMMIT BANCSHARES, INC.
                               1300 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102
                            TELEPHONE (817) 336-6817

                           PROXY STATEMENT FOR ANNUAL
                             MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 16, 2002

         This statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUMMIT BANCSHARES, INC. (the "Board") to be used at the Annual Meeting of Shareholders of SUMMIT BANCSHARES, INC. (the "Corporation", which term, where the context requires, includes direct and indirect subsidiaries of Summit Bancshares Inc.) to be held at Fort Worth Botanic Garden at 3220 Botanic Garden Boulevard, Fort Worth, Texas on April 16, 2002, at 3:30 p.m., and at any adjournment or adjournments thereof. This Proxy Statement and accompanying proxy are being mailed on or about March 13, 2002, to the shareholders of the Corporation.

The Corporation's Annual Report to Shareholders for the year ended December 31, 2001, is being furnished with this Proxy Statement to the shareholders of record on March 11, 2002. The Annual Report to Shareholders does not constitute a part of the proxy soliciting material.

                               GENERAL INFORMATION

         The close of business on March 11, 2002, has been fixed as the record date for determining the shareholders entitled to vote at the Annual Meeting of Shareholders to be held on April 16, 2002.

         The Annual Meeting of Shareholders has been called for the purposes of
(i) electing directors of the Corporation for the coming year, (ii) ratifying the appointment by the Board of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 2002, and
(iii) transacting such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

         Whether you can attend the meeting or not, your vote is important. Shares can be voted at the meeting only if the owner is present or represented by proxy. Accordingly, it is requested that you sign and return the enclosed proxy in the envelope provided or you may electronically vote using the Internet or you may vote by phone.

         Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date.

         The cost of soliciting proxies will be borne by the Corporation. The solicitation will be made by mail. The Corporation will also supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith. Certain directors, officers and employees of the Corporation, not specifically employed for the purpose, may solicit proxies, without remuneration therefore, by mail, telephone, telegraph or personal interview.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         At the close of business on March 11, 2002, the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting of Shareholders, the Corporation had 6,264,261 shares of common stock, $1.25 par value (the "Common Stock"), issued and outstanding.

         The presence, in person or by proxy duly authorized in writing, of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the Annual Meeting of Shareholders.

         Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Corporation owned of record at the close of business on March 11, 2002. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the eleven (11) nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. The affirmative vote of the holders of a majority of the shares of Common Stock of the Corporation represented and voting at the annual meeting of shareholders on the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation is required to ratify that appointment.

         All shares represented at the Annual Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will not be considered part of the voting power present with respect to any matter on which such shares are not voted.

                                 PROPOSAL NO. 1:
                              ELECTION OF DIRECTORS

         The bylaws of the Corporation provide that the Board shall be comprised of not more than twenty-five (25) members and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his predecessor or until the next election of directors by the shareholders of the Corporation.

         The Board of Directors has set the number of directors at eleven (11) and has nominated the eleven (11) persons named below for election to the Board of Directors of the Corporation.

         Names of the nominees for directors and other information about them appear in the following table. All of the nominees are now directors of the Corporation and have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.

           Name and Age of
           Nominee; Years                                       Principal Occupation for Past
         Served as Director                                    Five Years; Other Directorships
         ------------------                                    -------------------------------
           Philip E. Norwood             Mr. Norwood for at least the last five years has been an officer and director
                Age 52                   of the Corporation. His positions with the Corporation are or have been as
          Director Since 1984            follows:

                                                    Position                                  Term
                                                    --------                                  ----
                                         Summit Bancshares, Inc.
                                               Chairman of the Board                 January 1998 to present
                                               President/CEO                         January 2001 to present
                                               President/CEO                         October 1993 to January 1998
                                               Director                              March 1984 to present

                                         Summit Bank, N.A.
                                         (successor  entity to Summit  Community  Bank,  N.A. and Summit  National  Bank
                                         following their merger effective May 2001*)

                                               Chairman of the Board                 May 2001 to present
                                               President/CEO                         May 2001 to present
                                               Director                              May 2001 to present

                                         Summit Community Bank, N.A.*
                                               Chairman of the Board                 January 1998 to May 2001
                                               President                             July 1994 to May 2001
                                               Director                              January 1990 to May 2001

                                         Summit National Bank*
                                               President and Director                January 2001 to May 2001
                                               Director                              March 1983 to January 1996


            D. Jerrell Farr              Mr.  Farr for at least the last five years has served as President and
                Age 67                   Chief  Executive Officer of FJW Co., Inc., a general contracting firm
          Director Since 1999            operating in the commercial construction industry. His positions with the
                                         Corporation include:

                                         Summit Bancshares, Inc.
                                               Director                           April 1999 to present
                                         Summit Bank, N.A. or a predecessor company
                                               Director                           March 1998 to present





                                       4




           Elliott S. Garsek             Mr. Garsek for at least the last five years has served as Chairman of the
                Age 53                   Board and as a practicing attorney with the law firm of Barlow & Garsek,
          Director Since 1987            a Professional Corporation. His positions with the Corporation include:

                                         Summit Bancshares, Inc.
                                               Director                           April 1987 to present
                                         Summit Bank, N.A. or a predecessor company
                                               Director                           June 1984 to present



           Ronald J. Goldman             Mr. Goldman for at least the last five years has served as President  of
                Age 59                   Ronnie's  LLC, a corporation engaged in retail sales of fine wines and
          Director Since 1984            gourmet foods or involved in personal investments. His positions with the
                                         Corporation include:

                                         Summit Bancshares, Inc.
                                               Director                           April 1984 to present
                                         Summit Bank, N.A. or a predecessor company
                                               Director                           January 1975 to present


              F. S. Gunn                 Mr. Gunn retired from the Corporation as an employee on December 31,
                Age 68                   1997.  He holds or has held the following positions with the Corporation:
          Director Since 1979
                                         Summit Bancshares, Inc.
                                               Vice Chairman of the Board         October 1993 to January 1998
                                               President                          January 1990 to January 1993
                                               Director                           January 1979 to present
                                         Summit Bank, N.A. or a predecessor company
                                               Director                           January 1975 to present


          Robert L. Herchert             Mr. Herchert for at least the last five years has served as Chairman of
                Age 59                   the Board or President and Chief  Executive Officer of Freese & Nichols,
          Director Since 1998            Inc., a consulting engineering company. His positions with the
                                         Corporation include:

                                         Summit Bancshares, Inc.
                                               Director                           April 1998 to present
                                         Summit Bank, N.A. or a predecessor company
                                               Director                           April 1996 to present



                                       5



             Jay J. Lesok                Mr. Lesok for at least the last five years has served as President of
                Age 55                   Cashmire Financial Services, a mortgage company servicing real estate
          Director Since 2001            mortgages in Fort Worth, Texas. His positions with the Corporation include:

                                         Summit Bancshares, Inc.
                                                Director                          April 2001 to present
                                         Summit Bank, N.A. or a predecessor company
                                                Director                          July 1995 to present


          William W. Meadows             Mr. Meadows for at least the last five  years has served as Executive
                Age 49                   Vice  President  of Wm. Rigg Insurance Co., an insurance agency.  His
          Director Since 1991            positions with the Corporation include:

                                         Summit Bancshares, Inc.
                                               Director                           April 1991 to present
                                         Summit Bank, N.A. or a predecessor company
                                               Director                           June 1984 to present


            James L. Murray              Mr. Murray retired from the Corporation as an employee on December 31,
                Age 69                   1997.  He holds or has held the following positions with the Corporation:
          Director Since 1979
                                         Summit Bancshares, Inc.
                                               Chairman of the Board              January 1985 to January 1998
                                               Director                           January 1979 to present
                                         Summit Bank, N.A. or a predecessor company
                                               Director                           January 1975 to present



            Byron B. Searcy              Mr. Searcy for at least the last five years has served as President of
                Age 66                   Kelly, Geren, & Searcy, Inc. a  corporation  engaged in the real estate
          Director Since 1984            brokerage business in Fort Worth, Texas, or its predecessor company. His positions with the Corporation include:

                                         Summit Bancshares, Inc.
                                               Director                           April 1984 to present
                                         Summit Bank, N.A. or a predecessor company.
                                               Director                           January 1975 to present


                                       6

           Roderick D. Stepp             Mr. Stepp for at least the last five years has served as President of M &
                Age 64                   M Manufacturing. L.P., a local company  manufacturing  metal products in
          Director Since 2001            Fort Worth, Texas. His positions with the Corporation include:

                                         Summit Bancshares, Inc.
                                                  Director                  April 2001 to present

                                         Summit Bank, N.A. or a predecessor company
                                                  Director                     February 1998 to present


         No family relationships exist among the named Executive Officers and directors of the Corporation. No director of the Corporation is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE ELEVEN (11) PERSONS NAMED ABOVE.

                               BOARD OF DIRECTORS

         Directors are elected annually by the shareholders of the Corporation for one year and hold office until their successors are elected and have qualified. Various meetings of the Board are held each year, including an annual meeting following the conclusion of the Annual Meeting of Shareholders. The Board has established an Executive Committee, an Audit Committee, a Compensation and Benefits Committee (the "Compensation Committee"), an Asset/Liability Management Committee (the "ALCO Committee"), and a Nominating Committee.

Executive Committee

         Members: Elliott S. Garsek (Chairman), Ronald J. Goldman, F. S. Gunn, Robert L. Herchert, William W. Meadows, James L. Murray, Philip E. Norwood and Byron B. Searcy.

         The Executive Committee, during intervals between meetings of the Board, has the authority to exercise all the powers of the full Board other than matters coming specifically within the purview of other committees of the Board and certain extraordinary corporate matters.

Audit Committee

         Members: Robert L. Herchert (Chairman), D. Jerrell Farr, F.S. Gunn, Jay
J. Lesok and Roderick D. Stepp.

         The primary functions of the Audit Committee are to (i) meet with the independent auditors of the Corporation to review the annual audit and its results, (ii) review internal audit controls and procedures of the Corporation and (iii) make recommendations to the Board as to the engagement of the independent auditors of the Corporation.

Compensation and Benefits Committee

         Members: William W. Meadows (Chairman), Ronald J. Goldman, F. S. Gunn, Robert L. Herchert and James L. Murray.

         The function of the Compensation Committee is to make recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation. The Compensation Committee is also responsible for the administration of the Incentive Stock Option Plan, the 401(k) Plan, the Management Security Plan, the Severance Agreement and the Performance Compensation Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION."

         Asset/Liability Management Committee

         Members: Philip E. Norwood (Chairman), D. Jerrell Farr, Jay J. Lesok, Roderick D. Stepp.

         The functions of the Asset/Liability Management Committee are to review the implementation of the Corporation's asset and liability management functions and assure that those functions are carried out in a workable and productive fashion. The Committee is also responsible for monitoring asset and liability management objectives while working within the range of operating guidelines set forth in the Asset/Liability Management Policy.

Nominating Committee

         Members: Byron B. Searcy (Chairman), Elliott S. Garsek, Ronald J. Goldman, F.S. Gunn, William W. Meadows and James L. Murray.

         The function of the Nominating Committee is to make recommendations to the Board with regard to prospective new members of the Board of Directors.

Directors' Compensation

         During 2001 the Corporation paid each of its directors $100 for attendance at each meeting of the Board and $200 per committee meeting attended. In addition, each director was paid a quarterly retainer of $500. The Corporation paid a total of $27,900 in directors' fees and $18,200 in committee fees during 2001.

         During 2001 Summit Bank, N.A. or its predecessors paid each of its directors $300 for attendance at a meeting of the Board of Directors and $200 per committee meeting attended. Summit Bank, N.A. or its predecessors paid a total of $126,200 in directors' fees and $78,350 in committee fees during 2001.

Attendance at Board and Committee Meetings

         During 2001 there were eight (8) meetings (including regularly scheduled and special meetings) of the Board, ten (10) meetings of the Executive Committee, three (3) meetings of the Audit Committee, four (4) meetings of the ALCO Committee, two (2) meetings of the Nominating Committee and three (3) meetings of the Compensation Committee. Each director, except James L. Murray, attended at least seventy-five percent (75%) of the total number of meetings of the Board and Committees of the Board of which he was a member during 2001.

                                 PROPOSAL NO. 2:

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Subject to approval by the shareholders, the Board has, on the recommendation of the Audit Committee, selected the firm of Stovall, Grandey & Whatley, Certified Public Accountants, as independent auditors of the Corporation for its fiscal year ending December 31, 2002. Stovall, Grandey & Whatley has acted in such capacity for the Corporation since 1979 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Corporation, other than as independent auditors.

         Representatives of Stovall, Grandey & Whatley will be present at the Annual Meeting of Shareholders and will be given the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF STOVALL, GRANDEY & WHATLEY AS INDEPENDENT AUDITORS OF THE CORPORATION.

         AUDIT COMMITTEE REPORT

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous or future filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

         The Audit Committee of the Board of Directors consists of the five directors whose names appear below. Each member of the Audit Committee is "independent" as defined in Rule 4200 (a) (15) of the National Association of Securities Dealers' listing standards.

         The Audit Committee's general role as an audit committee is to assist the Board of Directors in overseeing the Corporation's financial reporting process and related matters. Its specific responsibilities are set forth in its charter, which is reviewed by the Audit Committee at least annually.

         The Audit Committee has reviewed and discussed with the Corporation's management and Stovall, Grandey & Whatley, Certified Public Accountants, the Corporation's independent auditors, the audited financial statements of the Corporation contained in the Corporation's Annual Report to Shareholders for the year ended December 31, 2001.

         The Audit Committee has also discussed with the Corporation's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with the independent auditors such independent auditors' independence. The Audit Committee has also considered whether the provision of non-audit services to the Corporation by the independent auditor is compatible with maintaining their independence.

         Based on the review and discussion referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, filed with the Securities and Exchange Commission.

         This report is submitted on behalf of the Audit Committee.

                                               Robert L. Herchert, Chairman
                                               D. Jerrell Farr
                                               F.S. Gunn
                                               Jay J. Lesok
                                               Roderick D. Stepp

         AUDIT FEES

         Stovall, Grandey & Whatley, Certified Public Accountants has billed the Corporation $79,385 in the aggregate, for professional services rendered by them for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2001 and the reviews of the interim financial statements included in the Corporation's Forms 10-Q filed during that fiscal year.

         ALL OTHER FEES

         The aggregate fees for non-audit services rendered by Stovall, Grandy & Whatley, Certified Public Accountants to the Corporation for the fiscal year ended December 31, 2001 were $25,465. There were no fees paid for financial information systems design and implementation. The Audit Committee of the Corporation's Board of Directors has considered whether the rendering of such non-audit services by Stovall, Grandey & Whatley, Certified Public Accountants is compatible with maintaining the principal accountant's independence.

                      STOCK OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

By Management

         The following table shows beneficial ownership of shares of Common Stock of the Corporation by each current director and Named Executive Officers, individually, and, together with all current executive officers of the Corporation, as a group, at March 11, 2002.

                                                     Amount and
              Name of Beneficial                     Nature of                     Percent
               Owner or Number                       Beneficial                      of
              of Persons in Group                    Ownership(1)                  Class(2)
              -------------------                    ------------                  --------
              Philip E. Norwood                    156,680 shares(3)                 2.5%

              D. Jerrell Farr                       11,100 shares                     *

              Elliott S. Garsek                     41,700 shares                     *

              Ronald J. Goldman                     266,820 shares                   4.2%

              F. S. Gunn                           271,168 shares(4)                 4.3%

              Robert L. Herchert                     4,120 shares                     *

              Jay J. Lesok                          10,700 shares                     *

              William W. Meadows                    17,659 shares(5)                  *

              James L. Murray                       150,126 shares                   2.4%

              Bob G. Scott                          43,100 shares(6)                  *

              Byron B. Searcy                       36,540 shares(7)                  *

              Rod D. Stepp                            4,000 shares                    *

              All directors and                   1,013,713 shares(8)               16.1%
              executive officers as
              a group (12 persons)

* Less than one percent (1%) of all of the issued and outstanding shares of Common Stock.

(1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting power and investment power with respect to all shares of Common Stock owned by such person.

(2) Based on 6,302,761 shares of Common Stock issued and outstanding as of March 11, 2002, as adjusted for options exercisable within sixty (60) days of March 11, 2002 which are deemed outstanding for those shareholders who hold such options, pursuant to Rule 13d- 3(d)(1) under the Securities Exchange Act of 1934.

(3) Includes 149,904 shares of Common Stock owned of record, 3,776 shares of Common Stock owned by Mr. Norwood's children and 3,000 shares of Common Stock which Mr. Norwood has the right to acquire within sixty
         (60) days of March 11, 2002 pursuant to options granted to him under the Company's Stock Plans. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(4) Includes 191,040 shares of Common Stock owned of record and 80,128 shares of Common Stock held by a trust for which Mr. Gunn serves as a co-trustee.

(5) Includes 17,133 shares of Common Stock owned of record and 526 shares of Common Stock held in trust for the benefit of Mr. Meadows' children.

(6) Includes 7,600 shares of Common Stock owned of record and 35,500 shares of Common Stock which Mr. Scott has the right to acquire within sixty
         (60) days of March 11, 2002 pursuant to options granted to him under the Company's Stock Plans. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(7) Includes 35,300 shares of Common Stock owned of record and 1,240 shares of Common Stock owned by Mr. Searcy's wife.

(8) Includes 38,500 shares of Common Stock with respect to which certain named Executive Officers of the Corporation have the right to acquire beneficial ownership within sixty (60) days of March 11, 2002 pursuant to options granted to them under the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

By Others

         As of March 11, 2002 there were no known beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities to file reports of ownership with the Securities and Exchange Commission.

         Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation, to the best knowledge of management of the Corporation, during 2001 no directors, officers, or ten percent (10%) beneficial shareholder of Common Stock of the Corporation failed to timely file with the Securities and Exchange Commission one or more required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

         The Board of Directors of Summit Bancshares, Inc. on January 15, 2001 approved consolidation of its two banking subsidiaries, Summit National Bank and Summit Community Bank, N.A., to a unified structure to be named Summit Bank, N.A.

         As part of the internal reorganization, Jeffery M. Harp exited, effective January 15, 2001, his positions with the organization in accordance with a pre-existing and approved severance agreement. At the time Mr. Harp exited the Corporation he was President and a director of the Corporation.

         As part of the transition to a one bank charter, Philip E. Norwood, who already served as Chairman of the Board of the Corporation and Chairman of the Board and President of Summit Community Bank, N.A., was elected as Chairman, President and Chief Executive Officer of the merged bank. He also assumed the title of President of the Corporation.

Summary of Cash and Certain Other Compensation

         The following table provides certain summary information concerning compensation paid or accrued by the Corporation, to or on behalf of the two most highly compensated executive officers of the Corporation, who were the only executive officers of the Corporation, (determined as of the end of the last fiscal year) (referred to in this Proxy Statement as the "Named Executive Officers") for the fiscal years ended December 31, 1999, 2000 and 2001:

                           SUMMARY COMPENSATION TABLE

-----------------------------------------------------------------------------------------------

               Name and                                          Annual Compensation                 All Other
          Principal Position                                 Salary               Bonus            Compensation
         as of December 31, 2001              Year             ($)(1             ($)(2)                 ($)(3)
--------------------------------------------------------------------------------------------------------------------
Philip E. Norwood                             2001           $221,458             $37,298            $4,119(4)
Chairman of the Board                         2000           $227,812             $39,461            $3,464(4)
 President & CEO of the Corporation           1999           $226,200             $34,198            $3,482(4)

Bob G. Scott                                  2001           $136,500             $19,884            $1,188(5)
Executive Vice President and Chief            2000           $130,000             $24,723            $1,188(5)
Operating Officer of the Corporation          1999           $125,000             $17,831            $ 504(5)

(1)      Includes salary and directors' fees, if applicable.

(2) The bonus amounts were paid pursuant to the Corporation's Performance Compensation Plans. (See detailed discussion beginning on page 20 of this Proxy Statement under "Board Compensation and Benefits Committee Report on Executive Compensation"). The amounts for 2001 were in recognition of achievements performed in 2000. The amounts for 2000 were in recognition of achievements performed in 1999. The amounts for 1999 were in recognition of achievements performed in 1998.

(3) Except as otherwise noted, "All Other Compensation" consists of premium payments with respect to term life insurance for the benefit of the Named Executive Officer.

(4) Consists of premium payments with respect to term life insurance and dependent health coverage for the benefit of the Named Executive Officer in the amounts of:

                                                      Dependent
                                                        Health
                                    Term Life          Coverage
                  Year               Amount             Amount
                  ----               ------             ------
                  2001                $414              $3,705
                  2000                $414              $3,050
                  1999                $504              $2,978

(5) Consists of premium payments with respect to term life insurance and dependent health coverage for the benefit of the Named Executive Officer in the amounts of:

                                    Term Life
                  Year               Amount
                  ----               ------
                  2001               $1,188
                  2000               $1,188
                  1999               $   504


Option Exercises and Holdings

         The following table provides information with respect to the Named Executive Officers concerning the exercise of stock options during the last fiscal year and unexercised stock options held as of the end of December 31, 2001:

                           AGGREGATED OPTION EXERCISES
                               IN LAST FISCAL YEAR
                            AND FY-END OPTION VALUES

                                                                                                     Value of
                                                                            Number of              Unexercised
                                                                           Unexercised             In-the-Money
                                                                            Options at              Options at
                                                                       December 31, 2001(#)    December 31, 2001($)
                                                                      -----------------------------------------------
                                 Shares
                               Acquired on     Value Realized ($)(1)       Exercisable/            Exercisable/
           Name               Exercise (#)                                Unexercisable          Unexercisable(2)
---------------------------------------------------------------------------------------------------------------------

Philip E. Norwood                         -0-                    -0-     3,000/12,000(3)             -0-/-0-

Bob G. Scott                            1,200                $21,684     35,500/6,800(4)           $459,004/-0-

(1) Market value of underlying securities at exercise, minus the exercise price.

(2) Market value of underlying securities as of December 31, 2001 ($18.08), minus the exercise price. These values, unlike the amounts set forth in the column headed, "Value Realized", have not been, and may never be, realized. The underlying options have not been, and may not be, exercised. Actual gains, if any, on exercise will depend on the value of the Company's stock on the date of exercise. There can be no assurance that the value shown will be realized.

(3)      These options are exercisable at $18.40 per share.

(4) Of these options 33,800 are exercisable at $4.50 per share and 1,700 are exercisable at $18.40 per share.


401(k) Plan

         Effective December 1, 1997, the Corporation established a contributory plan pursuant to Internal Revenue Code Section 401(k) covering substantially all employees (the "401(k) Plan"). Each year the Corporation determines, at its discretion, the amount, if any, of matching contributions. In 1997, 1998 and 1999, the Corporation did not make any matching contributions. For 2001 and 2000 the Board of Directors approved matching contributions of 100% of a participants deferral of annual compensation up to and including 6% of annual compensation. Also, the Board of Directors has approved the same matching contributions for the year 2002.

Management Security Plan

         Effective September 1992 the Board adopted a plan now known as the Restated Management Security Plan of Summit Bancshares, Inc. (the "Security Plan"). The purpose of the Security Plan is to provide specified benefits to a select group of management and highly compensated employees, including the Corporation's Named Executive Officers, who contribute materially to the continued growth, development and future business success of the Corporation. The Security Plan, and the individual agreements established thereunder (each a "Security Plan Agreement"), are intended to be administered by the Compensation Committee as unfunded welfare benefit plans established and maintained for the participants.

         Under the Security Plan, if a participant remains an employee until his or her normal retirement date, the Corporation shall pay to the participant a retirement benefit in the amount specified in the participant's Security Plan Agreement (the "Retirement Benefit"). Payment of the Retirement Benefit under the Security Plan shall begin on the normal retirement date and will continue for one hundred eighty (180) months. If a participant continues employment beyond his or her normal retirement date, the Compensation Committee shall specify the amount of the Retirement Benefit due to the participant upon retirement, which shall not be less than the Retirement Benefit such participant would otherwise have received had the participant retired at normal retirement age.

         If a participant dies after retirement but before the applicable Retirement Benefit is paid in full, the unpaid Retirement Benefit payments to which that participant is entitled shall continue and be paid to the participant's beneficiary. No Death Benefit will be paid to the beneficiary of a participant who dies after attaining normal retirement age.

         Under the Security Plan, if a participant dies prior to attaining normal retirement age and the Security Plan is in effect at that time, the Corporation will pay a death benefit to such participant's beneficiary, provided the participant was not retired, disabled or on an authorized leave of absence at the time of death (the "Death Benefit").

         The Death Benefit is a sum equal to (i) one hundred percent (100%) of the participant's covered salary, an amount specified in the Security Plan Agreement, paid monthly for the first twelve (12) months after death, and (ii) fifty percent (50%) of the covered salary for the next one hundred eight (108) months. The payments commence on the first day of the month following the date of death.

         A participant who ceases to be an employee after enrollment in the Security Plan, unless such termination is for just cause (defined in the Security Plan as theft, fraud, embezzlement or willful misconduct causing significant property damage to the Corporation or personal injury to another employee) or has less than five (5) years of employment from date of enrollment in the Security Plan or, in certain cases, employment, shall receive a pro-rated portion of the benefit of the Retirement Benefit provided in the Security Plan upon the earlier of the participant's death or attainment of normal retirement age, if the Security Plan is in effect at that time (the "Deferred Termination Benefit"). Any increase in benefit from that first established at date of entering the Security Plan would be prorated relative to the years employed under the Security Plan to the maximum years that served to retirement. Should a participant be terminated for just cause or not remain employed at least five
(5)
years from enrollment in the Security Plan, such participant will not be eligible for benefits. Mr. Norwood has met the requirement of service and has been granted rights to receive the full benefits. Mr. Scott's benefits are subject to proration should he leave the Corporation before retirement.

         A Security Plan Agreement may be terminated by the participant upon written notice not less than thirty (30) days prior to an anniversary date of the date of execution of the Participant's Security Plan Agreement. In such case a participant's entitlement to receive the Death Benefit will cease, but the participant will still be entitled to receive the Deferred Termination Benefit. The Security Plan may be terminated by the Corporation at any time provided thirty (30) days notice is given to the participant and provided no payment of benefits has been commenced and not completed. However, as to Mr. Norwood, the Security Plan can not be terminated, amended, modified or supplemented except by joint agreement between the Corporation and the participant.

         In the event the Corporation undergoes a change of control, as defined in the Security Plan, and the surviving corporation takes action to terminate the Security Plan or a specific Security Plan Agreement as a result of the change in control, the participant will, nevertheless, be entitled to receive the Retirement Benefit, the Death Benefit, or the Deferred Termination Benefit, without proration, as described in the Security Plan.

The Corporation has entered into Security Plan Agreements with the Corporation's Named Executive Officers:

          Participant and                                                                            Retirement
           Position as of                 Date of                   Death Benefits                    Benefit
         December 31, 2001               Agreement            Year 1            Years 2-10            Years 1-15
         -----------------               ---------            ------            ----------            ----------
Philip E. Norwood                        Jan. 1,1995          $180,500            $90,250             $72,000
 Chairman of the Board,
 President & Chief Executive
  Officer

Bob G. Scott                            Sept. 1, 1995          112,000             56,000             36,000
 Executive Vice President &
  Chief Operating Officer


   Amounts payable under the Security Plan shall be paid exclusively from the general assets of the employer. However, under the Security Plan, the Corporation may invest in any specific asset or fund in order to provide the means for the payment of any benefits under the Security Plan. Security Plan participants will have no interest whatsoever in any such fund or asset. The Corporation has purchased life insurance policies insuring the lives of the individual participants with the Corporation as owner, premium payor and beneficiary of each policy, in order to indemnify itself against the liability for the payment of any benefits under the Security Plan. The face or policy value of these policies are as follows:


                                                     Policy
 Participant                                         Amount
 -----------                                         ------
 Philip E. Norwood                                $    862,939
 Bob G. Scott                                          842,957

Severance Agreement

Effective October 24, 2000, the Board adopted a Severance Agreement ("Agreements") with Mr. Norwood. The Agreement provides certain benefits to Mr. Norwood in the event his employment is terminated for any reason other than for cause, which is fully defined in the Agreement.

In the event of termination, other than for cause, Mr. Norwood would receive two years' salary to be paid over that period. In addition to salary, Mr. Norwood would also continue to receive certain insurance benefits for himself and his family plus other perquisites, the same as he was receiving prior to termination, for the same two year period.

As a condition to receiving the salary and benefits Mr. Norwood agrees to not compete with the Corporation in Tarrant County or disclose any confidential, proprietary or sensitive corporate information relating to the business of the Corporation for the period that he receives compensation from the Corporation.

Also, pursuant to a related amendment to the Management Security Plan the Corporation gave up the right to terminate, amend, modify or supplement the Security Plan as it relates to Mr. Norwood.

This Agreement provides the Corporation with assurance that Mr. Norwood would continue to serve as an executive of the Corporation or a successor in a change of control situation.

Board Compensation and Benefits Committee Report On Executive Compensation

         Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filing.

         As of December 31, 2001, the Compensation and Benefits Committee (the "Committee") is comprised of the following non-employee members of the Board:
William W. Meadows (Chairman), Ronald J. Goldman, F.S. Gunn, Robert L. Herchert and James L. Murray. Among other duties, the Committee makes recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation.

         Compensation Philosophy. The Corporation's executive compensation policy incorporates the fundamental principle that executive compensation should be linked directly to corporate performance and increases in shareholder value, while concurrently ensuring that key employees are motivated and retained. The following objectives set forth the Committee's general guidelines for compensation decisions:

         - The Corporation must provide a competitive total compensation package that enables the Corporation to attract and retain key executives.

         - All of the Corporation's compensation programs must be integrated with the Corporation's annual and long-term business objectives so that executives remain focused on the fulfillment of these objectives.

         - The Corporation's compensation package must include a variable component that directly links compensation with the overall performance of the Corporation, thereby expressly aligning executive compensation with the interests of shareholders.

         Elements of Executive Compensation. The Committee regularly reviews the Corporation's compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. The various components of the compensation programs for executive officers are discussed below.

         (I) Base Salary. Base salary levels are largely determined through comparison with banking organizations of a size similar to the Corporation's. Surveys are utilized to establish base salaries that are within the range of those persons holding positions of comparable responsibility at other banking organizations of a size and complexity similar to the Corporation. Actual base salaries also are intended to reflect individual performance contributions as determined through performance evaluations. In addition to individual job performance and the above-referenced market comparisons, other factors may be taken into consideration, such as cost of living increases as well as an individual's perceived potential with the Corporation. All executive officer base salary levels, which are reviewed annually, are considered by the Committee to be competitive and within a necessary and reasonable range.

         (II) Performance Compensation Plan. The Board has approved a Performance Compensation Plan (the "Plan") for use within the Corporation. The Plan is administered by the Committee. The objective of the Plan is to create competitive levels of compensation tied directly to the attainment of performance objectives which the Committee believes are important for achieving long-term shareholder value. The Plan rewards all employees based on the attainment of certain goals of the Corporation. The executive officers of the Corporation are eligible to participate at the same level as all employees in relationship to their respective base salaries. In addition, the executive officers through a supplemental program earn additional compensation for achievement of those goals. The Committee annually determines the executive officers eligible to participate in the supplemental program of the Plan and the potential awards to be made for various levels of achievement under the Plan. The performance goals effective for 2001 included specific goals for growth, profits, asset quality and operational productivity. In 2001, the Named Executive Officers participated in the supplemental program for executive officers of the Corporation.

         All awards under the Plan are contingent on the Corporation attaining certain basic financial objectives such as return on assets and return on equity. For the most senior executives a portion of each years annual reward is deferred and held by the Corporation for payment at a later date. Under the Plan the deferral period is two years. The accumulated deferred payments may be reduced because of less than satisfactory performance in any one year.

         (III) Stock Options. In 1993 the Board adopted the 1993 Incentive Stock Option Plan of Summit Bancshares, Inc. which was ratified by the shareholders of the Corporation at the 1993 annual meeting. In 1997 the Board adopted the 1997 Incentive Stock Option Plan of Summit Bancshares, Inc. which was ratified at the 1997 annual meeting. It is the Corporation's philosophy that awarding stock options to officers of the Corporation based upon their respective positions and contributions to the Corporation's overall success will help attract and retain high quality, results-oriented professionals committed to creating long-term shareholder value. The activity for 2001 of these plans can be found in Note 12 to the Financial Statements in the Annual Report to Shareholders.

         (IV) Management Security Plan. Certain executive officers of the Corporation participate in a Management Security Plan that was approved by the Board of Directors of the Corporation in 1992 and is administered by the Committee. This plan is more fully described in this proxy statement beginning on page 18.

         (V) Severance Agreement. A Severance Agreement has been structured for one executive officer of the Corporation. This agreement is more fully described in this proxy statement on page 20.

         Through the programs described above, a significant portion of the Corporation's executive compensation program is linked directly to individual and corporate performance and long-term shareholder return. The Committee will continue to review all elements of executive compensation to ensure that the total compensation program, and each element therein, meets the Corporation's objectives and philosophy, as discussed above.

2001 Compensation of the Chief Executive Officer

         Mr. Norwood has served as chairman of the board, president and chief executive officer of the Corporation and Summit Bank, N.A. from January 2001 to present. Mr. Norwood's 2001 base salary was established by the Board of the Corporation on the Committee's recommendation, which was based on a survey of peer group institutions. Mr. Norwood participates in the Performance Compensation Plan at the all employee level and the executive officer level. Based on the performance of the Corporation and it's subsidiaries in 2001, he earned an award of $31,226 of which 57% was from the supplemental executive program. Also, 20% of the earned award is deferred for a period of two years. The award, net of the deferral and appropriate taxes, was paid in January 2002. This performance award was equal to 14% of Mr. Norwood's 2001 base salary.

         In November 2001 the Committee granted options to the executive officers of the Corporation and Mr. Norwood was granted an option to purchase 15,000 shares at a price of $18.40. These options vest ratably over the following five years on the anniversary date of the grant. The Committee based its decision on a review of comparative compensation levels within the market of similar positions.

                                    THE COMPENSATION AND BENEFITS COMMITTEE
                                    OF THE BOARD OF DIRECTORS

                                    William W. Meadows, Chairman
                                    Ronald J. Goldman
                                    F. S. Gunn
                                    Robert L. Herchert
                                    James L. Murray

Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee of the Board of Directors of the Corporation as it was constituted in 2001 was an officer or employee of the Corporation, or, except for Mr. Murray and Mr. Gunn, the retired Chairman and retired Vice Chairman of the Board of Directors of the Corporation, respectively, was formerly an officer of the Corporation or had any relationships requiring disclosure by the Corporation under Item 404 of Regulation S-K. During 2001 no executive officer of the Corporation (i) served as a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Corporation, (ii) served as a director of another entity, one of whose executive officers served on the Compensation Committee of the Corporation, or (iii) was a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Corporation.

Performance Graph

         The following graph compares the cumulative total shareholder return on the Common Stock of the Corporation with that of the CRSP Total Return Index ("Total Return Index") for The Nasdaq Stock Market (US) Index, a broad market index published by the Center for Research in Security Prices at the University of Chicago, and the NASDAQ Bank Stocks Index ("Bank Stocks Index"), a bank industry stock index also published by the Center for Research in Security Prices at the University of Chicago. The comparison for each of the periods assumes that $100 was invested on December 31, 1996 in each of the Common Stock of the Corporation, the stocks included in the Total Return Index for The NASDAQ Stock Market (US) Index and the Bank Stocks Index. These indexes, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.

                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               AMONG THE CORPORATION, THE CRSP TOTAL RETURN INDEX

                     FOR THE NASDAQ STOCK MARKET (US) INDEX,
                        AND THE NASDAQ BANK STOCKS INDEX



                               [GRAPHIC OMITTED]



-------------------------------------------------------------------------------------------------
At December 31,                1996        1997       1998        1999       2000       2001
-------------------------------------------------------------------------------------------------
Summit Bancshares, Inc.         $100.00     $188.85    $168.67     $171.62    $204.30    $176.05
-------------------------------------------------------------------------------------------------
Total Return                    $100.00     $122.48    $172.68     $320.89    $193.01    $153.15
-------------------------------------------------------------------------------------------------
Bank Stocks                     $100.00     $167.41    $166.33     $159.89    $182.38    $197.44
-------------------------------------------------------------------------------------------------

CERTAIN TRANSACTIONS

Loans

         Certain of the officers, directors and principal shareholders (and their affiliates) of the Corporation have deposit accounts and other transactions with the Corporation, including loans in the ordinary course of business. All loans or other extensions of credit made by the Corporation to officers, directors and principal shareholders of the Corporation, and to affiliates of such persons, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risks of collectibility or present other unfavorable features.

         The Corporation expects to continue to enter into such transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their affiliates) of the Corporation.

Other Transactions

         During the year ended 2001 the Corporation retained Barlow & Garsek, a Professional Corporation, to perform legal services. Elliott S. Garsek, a director of the Corporation, is a shareholder of Barlow & Garsek. Also in 2001, the Corporation engaged Kelly, Geren & Searcy as real estate brokers or advisors on certain real estate transactions. Byron B. Searcy, a director of the Corporation, is the President and a shareholder of Kelly, Geren & Searcy.

                       ACTION TO BE TAKEN UNDER THE PROXY

         The accompanying proxy will be voted "FOR" election of the nominees for director and Proposal No. 2 unless the proxy is marked in such a manner as to withhold authority to so vote.

         The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the meeting from time to time.

                    DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

         Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices not later than November 13, 2002 for inclusion in the Corporation's Proxy Statement and accompanying proxy relating to the next Annual Meeting of Shareholders. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. It is anticipated that the next Annual Meeting of Shareholders will be held on or about April 15, 2003

                                 ANNUAL REPORTS

         FORM 10-K. A copy of the Corporation's 2001 Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Annual Report, which will be furnished upon payment of the Corporation's reasonable expenses in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to:

                             Summit Bancshares, Inc.
                                  P.O. Box 2665
                             Fort Worth, Texas 76113
                           Attention: Mr. Bob G. Scott


         2001 Annual Report to Shareholders. The Annual Report to Shareholders of the Corporation for the Fiscal Year ended December 31, 2001, is enclosed with this proxy statement. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of Proxies.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/ Philip E. Norwood
                                   By:
                                      --------------------------------
                                      Philip E. Norwood, Chairman of the Board,
                                      President and CEO.
Fort Worth, Texas
March 13, 2002

                      (This page intentionally left blank)

                      (This page intentionally left blank)

SUMMIT BANCSHARES, INC.
1300 SUMMIT AVE.
SUITE 604
FORT WORTH, TX 76123

VOTE BY INTERNET - WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Summit Bancshares, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                         SUMMIT      KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                DETACH AND RETURN THIS PORTION ONLY
                                   THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

-----------------------------------------------------------------------------------------------------------------------------------
SUMMIT BANCSHARES, INC.
                                                                                                                         ------
1.   ELECTION OF DIRECTORS-                                                           FOR  WITHHOLD FOR ALL                   |
     Nominees: 01) D. Jerrell Farr, 02) Elliott S. Garsek, 03) Ronald J.              ALL     ALL   EXCEPT                    |
     Goldman, 04) F.S. Gunn, 05) Robert L. Herchert, 06) Jay J. Lesok, 07)                                                    |
     William W. Meadows, 08) James L. Murray, 09) Philip E. Norwood, 10) Byron        [ ]     [ ]     [ ]
     B. Searcy and 11) Roderick D. Stepp.

     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

     --------------------------------------------------------------------------

VOTE ON PROPOSALS                                                                     FOR  AGAINST  ABSTAIN

2.   APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS. Proposal to approve the
     appointment of Stovall, Grandey & Whatley as independent auditors of the         [ ]     [ ]     [ ]
     Corporation for the fiscal year ending December 31, 2002, as described in
     PROPOSAL NO. 2 of the Proxy Statement dated March 13, 2002.

3.   OTHER BUSINESS. In their discretion, upon such other business as may             [ ]     [ ]     [ ]
     properly come before the meeting, or any adjournment or adjournments thereof.

PLEASE DATE THIS PROXY AND SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON, AND MAIL
TODAY. WHERE THERE IS MORE THAN ONE OWNER, EACH SHOULD SIGN. WHEN SIGNING AS AN
ATTORNEY, ADMINISTRATOR, EXECUTOR, GUARDIAN, OR TRUSTEE, PLEASE ADD YOUR TITLE
AS SUCH. IF EXECUTED BY A CORPORATION, THIS PROXY SHOULD BE SIGNED BY A DULY
AUTHORIZED OFFICER.


-------------------------------------------------    --------------------------------------
|                                        |      |    |                              |     |
|                                        |      |    |                              |     |
-------------------------------------------------    --------------------------------------
Signature [PLEASE SIGN WITHIN BOX]        Date       Signature (Joint Owners)       Date

-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SUMMIT BANCSHARES, INC.

     PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION

                       FOR ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 16, 2002

     The undersigned hereby constitutes and appoints James L. Murray, F.S. Gunn and Elliott S. Garsek, and each of them, proxies with full power of substitution to vote, as directed on the reverse side, all the shares of Common Stock of Summit Bancshares, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 11, 2002, at the Annual Meeting of Shareholders to be held at Fort Worth Botanic Garden, 3220 Botanic Garden Boulevard, Fort Worth, Texas, at 3:30 p.m. on April 16, 2002, and at any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED ON THE REVERSE SIDE, "FOR" PROPOSAL NO. 2, AND, IN THE DISCRETION OF THE PERSONS DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of them, or their substitutes, may do by virtue hereof. In addition, receipt of the 2001 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Summit Bancshares, Inc. dated March 13, 2002, is hereby acknowledged.


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